SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders (the "Meeting") of the AARP Funds was held on October 22, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. The election of 12 Trustees to hold office until their respective successors shall have been duly elected and qualified.

                                                 AARP Cash Investment Funds                       AARP Income Trust
                    Trustee:                          Number of Votes:                             Number of Votes:
                    --------                          ----------------                             ----------------

                                                                          Broker                                        Broker
                                              For         Withheld      Non-Votes*         For          Withheld      Non-Votes*
                                              ---         --------      ----------         ---          --------      ----------

         Carole Lewis Anderson            292,320,434    9,715,134          0         207,911,139     5,860,839          0
         Adelaide Attard                  292,793,047    9,242,522          0         207,919,131     5,852,847          0
         Robert N. Butler, M.D.           292,323,782    9,711,786          0         207,667,255     6,104,723          0
         Esther Canja                          -             -              -         207,697,827     6,074,151          0
         Linda C. Coughlin                292,789,135    9,246,434          0         207,868,778     5,903,200          0
         Horace B. Deets                  292,379,447    9,656,121          0              -              -              -
         Edgar R. Fiedler                 292,080,995    9,954,573          0         207,838,463     5,933,515          0
         Lt. Gen. Eugene P. Forrester     292,578,098    9,457,471          0         207,722,758     6,049,220          0
         George L. Maddox, Jr.            292,770,031    9,265,537          0         207,818,354     5,953,623          0
         Robert J. Myers                  292,367,267    9,668,302          0         207,566,442     6,205,536          0
         James H. Schulz                  292,867,578    9,167,991          0         207,960,511     5,811,467          0
         Gordon Shillinglaw               292,653,658    9,381,911          0         207,813,922     5,958,055          0
         Jean Gleason Stromberg           292,749,399    9,286,169          0         207,871,241     5,900,737          0

                                                 AARP Tax Free Income Trust                       AARP Growth Trust
                    Trustee:                          Number of Votes:                            Number of Votes:
                    --------                          ----------------                            ----------------

                                                                         Broker                                        Broker
                                              For         Withheld     Non-Votes*         For          Withheld      Non-Votes*
                                              ---         --------     ----------         ---          --------      ----------

         Carole Lewis Anderson            126,397,736    3,856,958          0         113,665,293     2,786,456          0
         Adelaide Attard                  126,375,140    3,879,554          0         113,681,949     2,769,800          0
         Robert N. Butler, M.D.           126,344,190    3,910,504          0         113,579,967     2,871,782          0
         Linda C. Coughlin                126,400,653    3,854,041          0         113,667,424     2,784,325          0
         Horace B. Deets                  126,308,411    3,946,283          0         113,504,912     2,946,837          0
         Edgar R. Fiedler                 126,379,079    3,875,615          0         113,607,020     2,844,729          0
         Lt. Gen. Eugene P. Forrester     126,370,791    3,883,903          0         113,575,455     2,876,294          0
         George L. Maddox, Jr.            126,366,633    3,888,061          0         113,616,659     2,835,090          0
         Robert J. Myers                  126,004,657    4,250,037          0         113,444,742     3,007,006          0
         James H. Schulz                  126,411,069    3,843,625          0         113,716,179     2,735,570          0
         Gordon Shillinglaw               126,350,135    3,904,559          0         113,589,346     2,862,403          0
         Jean Gleason Stromberg           126,396,474    3,858,220          0         113,656,899     2,794,850          0

                                       AARP Managed Investment Portfolios Trust
               Trustee:                           Number of Votes:
               --------                ----------------------------------------
                                                                    Broker
                                         For         Withheld     Non-Votes*
                                         ---         --------     ----------

    Carole Lewis Anderson             4,027,381       48,286           0
    Adelaide Attard                   4,018,791       56,876           0
    Robert N. Butler, M.D.            4,025,332       50,335           0
    Esther Canja                      4,019,600       56,067           0
    Linda C. Coughlin                 4,025,405       50,263           0
    Edgar R. Fiedler                  4,027,188       48,480           0
    Lt. Gen. Eugene P. Forrester      4,026,655       49,012           0
    George L. Maddox, Jr.             4,026,229       49,438           0
    Robert J. Myers                   4,019,220       56,447           0
    James H. Schulz                   4,027,381       48,286           0
    Gordon Shillinglaw                4,026,493       49,174           0
    Jean Gleason Stromberg            4,027,381       48,286           0

2. To approve the new Investment Management Agreement between each Fund and Scudder Kemper Investments, Inc.


         AARP Cash Investment Funds                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Money Fund                  285,730,321     9,600,173      6,705,073          0

         AARP Income Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Short Term Bond Fund         17,019,114      398,549        337,640           0
          AARP GNMA and U.S. Treasury Fund              184,498,829     4,148,020      4,689,714          0
          AARP Bond Fund for Income                      2,642,081        26,408         11,620           0

         AARP Tax Free Income Trust                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Tax Free Money Fund          63,352,367      855,788       1,449,485          0
          AARP Insured Tax Free General Bond Fund        61,319,467     1,506,074      1,771,510          0

         AARP Growth Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Balanced Stock and Bond Fund             18,822, 197      388,045        355,231           0
          AARP Growth and Income Fund                    71,226,299     1,961,864      1,455,551          0
          AARP U.S. Stock Index Fund                     1,515,306        17,067         19,724           0
          AARP Global Growth Fund                        5,130,916       108,399         91,247           0
          AARP Capital Growth Fund                       12,461,002      336,516        241,491           0
          AARP International Growth and Income Fund       783,281         24,425         8,769            0
          AARP Small Company Stock Fund                  1,447,671        37,900         18,838           0

         AARP Managed Investment Portfolios Trust                            Number of Votes:
         ----------------------------------------                            ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Diversified Income With Growth Fund       1,820,954        46,276         49,015           0
          AARP Diversified Growth Fund                   2,083,854        32,144         43,418           0

3. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.

         AARP Cash Investment Funds                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Money Fund                  286,300,371     9,125,361      6,609,836          0

         AARP Income Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Short Term Bond Fund         17,037,447      387,298        330,558           0
          AARP GNMA and U.S. Treasury Fund              184,565,673     4,078,766      4,692,123          0
          AARP Bond Fund for Income                      2,641,498        27,447         11,164           0

         AARP Tax Free Income Trust                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Tax Free Money Fund          63,672,107      803,774       1,181,759          0
          AARP Insured Tax Free General Bond Fund        61,371,302     1,434,563      1,791,187          0

         AARP Growth Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Balanced Stock and Bond Fund              18,826,700      371,814        366,959           0
          AARP Growth and Income Fund                    71,241,706     1,931,945      1,470,062          0
          AARP U.S. Stock Index Fund                     1,518,514        13,606         19,978           0
          AARP Global Growth Fund                        5,134,423       107,920         88,218           0
          0AARP Capital Growth Fund                      12,438,975      348,427        251,607           0
          AARP International Growth and Income Fund       785,227         24,241         7,007            0
          AARP Small Company Stock Fund                  1,446,049        39,379         18,981           0


         AARP Managed Investment Portfolios Trust                            Number of Votes:
         ----------------------------------------                            ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Diversified Income With Growth Fund       1,822,280        44,146         49,818           0
          AARP Diversified Growth Fund                   2,093,612        29,973         35,836           0


4. To approve the Board's discretionary authority to convert each Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

         AARP Cash Investment Funds                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Money Fund                  265,259,296     19,793,024     16,983,248         0


         AARP Income Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Short Term Bond Fund         16,064,221      887,693        790,025         13,364
          AARP GNMA and U.S. Treasury Fund              174,155,593     8,830,909      10,177,874      172,187
          AARP Bond Fund for Income                      2,598,013        41,968         49,128           0


         AARP Tax Free Income Trust                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Tax Free Money Fund          60,456,514     1,852,490      3,348,636          0
          AARP Insured Tax Free General Bond Fund        57,507,187     3,383,212      3,683,938        22,715


                                      157

         AARP Growth Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Balanced Stock and Bond Fund              17,679,140      971,470        905,933         8,931
          AARP Growth and Income Fund                    65,857,169     4,778,865      3,897,734       109,946
          AARP U.S. Stock Index Fund                     1,469,670        37,918         44,509           0
          AARP Global Growth Fund                        4,901,941       223,175        204,358         1,088
          AARP Capital Growth Fund                       11,723,073      731,688        566,025         18,223
          AARP International Growth and Income Fund       750,354         40,767         25,354           0
          AARP Small Company Stock Fund                  1,393,324        69,969         41,116           0


         AARP Managed Investment Portfolios Trust                            Number of Votes:
         ----------------------------------------                            ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Diversified Income With Growth Fund       1,775,763        75,107         65,374           0
          AARP Diversified Growth Fund                   1,984,842        81,421         93,158           0


5. To approve certain amendments to the Declaration of Trust. (Approved December 2, 1997 for AARP Cash Investment Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust.)

                         AARP Cash Investment Funds                                         AARP Income Trust
                              Number of Votes:                                              Number of Votes:
                              ----------------                                              ----------------

                                                         Broker                                                         Broker
              For         Against        Abstain       Non-Votes*            For         Against        Abstain       Non-Votes*
              ---         -------        -------       ----------            ---         -------        -------       ----------
          327,417,767    17,350,883     20,434,991         0             236,756,236    8,617,536      13,372,730      138,217


                         AARP Tax Free Income Trust                                         AARP Growth Trust
                              Number of Votes:                                              Number of Votes:
                              ----------------                                              ----------------

                                                         Broker                                                         Broker
              For         Against        Abstain       Non-Votes*            For         Against        Abstain       Non-Votes*
              ---         -------        -------       ----------            ---         -------        -------       ----------
          137,305,670    4,877,893      7,055,671        2,679           123,453,660    5,687,987      6,142,826        28,560


                            AARP Managed Investment Portfolios Trust
                                        Number of Votes:
                                        ----------------
                                                                    Broker
                        For          Against        Abstain       Non-Votes*
                        ---          -------        -------       ----------
                     3,830,887       100,137        144,642           0


6. To approve the revision of certain fundamental investment policies and restrictions.

        AARP Cash Investment Funds
        --------------------------


        AARP High Quality Money Fund                                                       Number of Votes:
                                                                                           ----------------

                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         271,571,829       13,502,616       16,961,123            0
           6.2   Borrowing                               270,450,997       14,623,448       16,961,123            0
           6.3   Senior securities                       271,344,570       13,728,994       16,962,004            0
           6.4   Concentration                           271,119,790       13,954,654       16,961,123            0
           6.5   Underwriting of securities              271,531,324       13,539,971       16,964,273            0
           6.6   Investment real estate                  271,502,639       13,568,656       16,964,273            0
           6.7   Purchase of physical commodities        271,311,429       13,759,866       16,964,273            0
           6.8   Lending                                 271,406,594       11,351,300       19,277,674            0

                                      158

        AARP Income Trust
        -----------------


        AARP High Quality Short Term Bond Fund                                             Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         16,294,331         621,533           826,075           13,364
           6.2   Borrowing                               16,242,883         673,094           825,962           13,364
           6.3   Senior securities                       16,291,491         624,331           826,118           13,364
           6.4   Concentration                           16,293,252         622,612           826,075           13,364
           6.5   Underwriting of securities              16,288,711         627,266           825,962           13,364
           6.6   Investment real estate                  16,291,365         624,403           826,172           13,364
           6.7   Purchase of physical commodities        16,280,179         552,082           909,679           13,364
           6.8   Lending                                 16,287,198         545,008           909,733           13,364


        AARP GNMA and U.S. Treasury Fund                                                   Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         176,937,251       5,928,191        10,298,934         172,187
           6.2   Borrowing                               176,446,497       6,405,232        10,312,647         172,187
           6.3   Senior securities                       176,873,292       5,985,683        10,305,401         172,187
           6.4   Concentration                           176,836,450       6,022,629        10,305,297         172,187
           6.5   Underwriting of securities              176,862,775       5,997,167        10,304,434         172,187
           6.6   Investment real estate                  176,884,191       5,978,009        10,302,176         172,187
           6.7   Purchase of physical commodities        176,806,163       5,294,077        11,064,135         172,187
           6.8   Lending                                 176,869,990       5,235,425        11,058,960         172,187


        AARP Bond Fund for Income                                                          Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          2,605,733          31,749           42,627              0
           6.2   Borrowing                                2,605,602          31,880           42,627              0
           6.3   Senior securities                        2,605,602          31,880           42,627              0
           6.4   Concentration                            2,605,566          31,916           42,627              0
           6.5   Underwriting of securities               2,605,058          32,424           42,627              0
           6.6   Investment real estate                   2,605,733          31,749           42,627              0
           6.7   Purchase of physical commodities         2,605,733          31,749           42,627              0
           6.8   Lending                                  2,605,733          30,281           44,095              0



                                      159




        AARP Tax Free Income Trust
        --------------------------


        AARP High Quality Tax Free Money Fund                                              Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         61,384,974        1,298,449         2,974,217            0
           6.2   Borrowing                               61,284,742        1,398,680         2,974,217            0
           6.3   Senior securities                       61,317,584        1,365,839         2,974,217            0
           6.4   Concentration                           61,355,799        1,327,624         2,974,217            0
           6.5   Underwriting of securities              61,332,423        1,351,000         2,974,217            0
           6.6   Investment real estate                  61,314,584        1,368,838         2,974,217            0
           6.7   Purchase of physical commodities        61,337,244        1,346,179         2,974,217            0
           6.8   Lending                                 61,344,092        1,035,997         3,277,551            0
           6.9   Tax exempt securities                   61,301,616        1,078,473         3,277,551            0


        AARP Insured Tax Free General Bond Fund                                            Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         58,471,407        2,289,861         3,813,069          22,715
           6.2   Borrowing                               58,257,975        2,503,294         3,813,069          22,715
           6.3   Senior securities                       58,442,573        2,317,418         3,814,346          22,715
           6.4   Concentration                           58,435,969        2,321,062         3,817,306          22,715
           6.5   Underwriting of securities              58,450,670        2,310,598         3,813,069          22,715
           6.6   Investment real estate                  58,476,752        2,284,516         3,813,069          22,715
           6.7   Purchase of physical commodities        58,470,571        2,290,697         3,813,069          22,715
           6.8   Lending                                 58,468,501        2,129,464         3,976,371          22,715
           6.9   Tax exempt securities                   58,485,743        2,109,998         3,978,596          22,715



        AARP Growth Trust
        -----------------


        AARP Balanced Stock and Bond Fund                                                  Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         18,087,273         610,616           858,653           8,931
           6.2   Borrowing                               18,009,324         688,565           858,653           8,931
           6.3   Senior securities                       18,077,396         620,446           858,700           8,931
           6.4   Concentration                           18,073,658         624,231           858,653           8,931
           6.5   Underwriting of securities              18,083,388         614,501           858,653           8,931
           6.6   Investment real estate                  18,078,921         618,968           858,653           8,931
           6.7   Purchase of physical commodities        18,076,571         621,318           858,653           8,931
           6.8   Lending                                 18,077,040         569,598           909,904           8,931


                                       160



        AARP Growth and Income Fund                                                        Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         67,829,943        3,125,913         3,577,912         109,946
           6.2   Borrowing                               67,448,754        3,500,644         3,584,369         109,946
           6.3   Senior securities                       67,778,929        3,177,141         3,577,698         109,946
           6.4   Concentration                           67,744,503        3,207,554         3,581,711         109,946
           6.5   Underwriting of securities              67,793,646        3,159,636         3,580,486         109,946
           6.6   Investment real estate                  67,769,967        3,184,900         3,578,900         109,946
           6.7   Purchase of physical commodities        67,769,717        3,186,149         3,577,902         109,946
           6.8   Lending                                 67,765,264        2,972,442         3,796,061         109,946


        AARP U.S. Stock Index Fund                                                         Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          1,503,705          18,302           30,091              0
           6.2   Borrowing                                1,499,804          22,203           30,091              0
           6.3   Senior securities                        1,503,628          18,379           30,091              0
           6.4   Concentration                            1,503,406          18,601           30,091              0
           6.5   Underwriting of securities               1,503,589          18,418           30,091              0
           6.6   Investment real estate                   1,503,705          18,302           30,091              0
           6.7   Purchase of physical commodities         1,503,705          18,302           30,091              0
           6.8   Lending                                  1,502,934          17,921           31,243              0


        AARP Global Growth Fund                                                            Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          4,955,067         166,893           207,513           1,088
           6.2   Borrowing                                4,939,091         182,791           207,592           1,088
           6.3   Senior securities                        4,951,689         170,594           207,191           1,088
           6.4   Concentration                            4,947,069         174,891           207,513           1,088
           6.5   Underwriting of securities               4,949,328         172,632           207,513           1,088
           6.6   Investment real estate                   4,949,793         172,489           207,191           1,088
           6.7   Purchase of physical commodities         4,948,113         174,170           207,191           1,088
           6.8   Lending                                  4,950,397         157,153           221,924           1,088


                                      161




        AARP Capital Growth Fund                                                           Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                         11,968,086         509,420           543,280           18,223
           6.2   Borrowing                               11,921,565         555,269           543,952           18,223
           6.3   Senior securities                       11,959,366         518,117           543,304           18,223
           6.4   Concentration                           11,952,736         524,770           543,280           18,223
           6.5   Underwriting of securities              11,958,796         517,986           544,004           18,223
           6.6   Investment real estate                  11,951,082         525,701           544,004           18,223
           6.7   Purchase of physical commodities        11,951,739         525,043           544,004           18,223
           6.8   Lending                                 11,957,776         477,674           585,336           18,223


        AARP International Growth and Income Fund                                          Number of Votes:
                                                                                           ----------------
                                                                                                                 Broker
                    Fundamental Policies                     For            Against           Abstain          Non-Votes*
                    --------------------                     ---            -------           -------          ----------

           6.1   Diversification                           765,853           28,397           22,225              0
           6.2   Borrowing                                 765,709           30,139           22,626              0
           6.3   Senior securities                         763,452           28,798           22,225              0
           6.4   Concentration                             765,327           28,922           22,225              0
           6.5   Underwriting of securities                765,421           28,828           22,225              0
           6.6   Investment real estate                    765,985           28,265           22,225              0
           6.7   Purchase of physical commodities          765,692           28,558           22,225              0
           6.8   Lending                                   765,279           27,566           23,629              0


        AARP Small Company Stock Fund                                                      Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          1,417,038          49,670           37,701              0
           6.2   Borrowing                                1,413,710          52,998           37,701              0
           6.3   Senior securities                        1,416,309          50,399           37,701              0
           6.4   Concentration                            1,416,207          50,501           37,701              0
           6.5   Underwriting of securities               1,416,884          49,824           37,701              0
           6.6   Investment real estate                   1,416,718          49,990           37,701              0
           6.7   Purchase of physical commodities         1,416,759          49,949           37,701              0
           6.8   Lending                                  1,414,818          50,372           39,220              0

                                      162



        AARP Managed Investment Portfolios Trust
        ----------------------------------------


        AARP Diversified Income With Growth Fund                                           Number of Votes:
                                                                                           ----------------
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          1,800,653          53,450           62,141              0
           6.2   Borrowing                                1,795,676          58,428           62,141              0
           6.3   Senior securities                        1,800,252          53,852           62,141              0
           6.4   Concentration                            1,799,050          55,054           62,141              0
           6.5   Underwriting of securities               1,800,150          53,954           62,141              0
           6.6   Investment real estate                   1,800,653          53,450           62,141              0
           6.7   Purchase of physical commodities         1,799,141          54,962           62,141              0
           6.8   Lending                                  1,799,120          51,479           65,646              0


        AARP Diversified Growth Fund                                                       Number of Votes:
                                                                                                                Broker
                    Fundamental Policies                     For            Against           Abstain         Non-Votes*
                    --------------------                     ---            -------           -------         ----------

           6.1   Diversification                          2,023,703          59,005           76,713              0
           6.2   Borrowing                                2,018,241          64,467           76,713              0
           6.3   Senior securities                        2,023,703          59,005           76,713              0
           6.4   Concentration                            2,022,079          60,629           76,713              0
           6.5   Underwriting of securities               2,023,608          59,100           76,713              0
           6.6   Investment real estate                   2,023,549          59,159           76,713              0
           6.7   Purchase of physical commodities         2,022,473          60,235           76,713              0
           6.8   Lending                                  2,022,023          57,560           79,838              0


7. To ratify the selection of Price Waterhouse LLP as the Fund's independent accountants.

         AARP Cash Investment Funds                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Money Fund                  286,959,663     3,456,868      11,619,037         0


         AARP Income Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Short Term Bond Fund         17,005,418      178,104        571,782           0
          AARP GNMA and U.S. Treasury Fund              184,611,417     1,731,627      6,993,519          0
          AARP Bond Fund for Income                      2,640,136        18,657         21,316           0


         AARP Tax Free Income Trust                                          Number of Votes:
         --------------------------                                          ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP High Quality Tax Free Money Fund          62,968,970      371,025       2,317,645          0
          AARP Insured Tax Free General Bond Fund        61,568,363      620,529       2,408,160          0

                                      163




         AARP Growth Trust                                                   Number of Votes:
         -----------------                                                   ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Balanced Stock and Bond Fund              18,808,261      204,901        552,312           0
          AARP Growth and Income Fund                    71,729,480      817,335       2,096,899          0
          AARP U.S. Stock Index Fund                     1,520,999        5,503          25,596           0
          AARP Global Growth Fund                        5,126,127        46,895        157,540           0
          AARP Capital Growth Fund                       12,523,372      145,231        370,407           0
          AARP International Growth and Income Fund       782,741         14,994         18,739           0
          AARP Small Company Stock Fund                  1,451,967        18,810         33,631           0


         AARP Managed Investment Portfolios Trust                            Number of Votes:
         ----------------------------------------                            ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
          AARP Diversified Income With Growth Fund       1,847,671        14,158         54,416           0
          AARP Diversified Growth Fund                   2,089,816        19,170         50,435           0


8. To approve a new Subadvisory Agreement between Scudder Kemper Investments, Inc. and Bankers Trust Company.

                           AARP U.S. Stock Index Fund
                                Number of Votes:
                                ----------------
                                                            Broker
                   For          Against       Abstain     Non-Votes*
                   ---          -------       -------     ----------

                1,516,428        10,152        25,517          0


        * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                                      164